PORTFOLIO SELECTSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement dated November 8, 2021

to the

Prospectus dated May 1, 2009

Effective on or about December 6, 2021, based on changes to the underlying portfolios, the following name and subadvisor changes will occur:

Current Trust Name	New Trust Name	Current Subaccount Name	New Subaccount Name	Current Subadvisor	New Subadvisor
Wells Fargo Variable Trust	Allspring Variable Trust	WFVT International Equity Fund	Allspring VT International Equity Fund	Wells Fargo Funds Management, LLC	Allspring Global Investments, LLC
Wells Fargo Variable Trust	Allspring Variable Trust	WFVT Omega Growth Fund	Allspring VT Omega Growth Fund	Wells Fargo Funds Management, LLC	Allspring Global Investments, LLC
Wells Fargo Variable Trust	Allspring Variable Trust	WFVT Opportunity Fund	Allspring VT Opportunity Fund	Wells Fargo Funds Management, LLC	Allspring Global Investments, LLC
Wells Fargo Variable Trust	Allspring Variable Trust	WFVT Small Cap Growth Fund	Allspring VT Small Cap Growth Fund	Wells Fargo Funds Management, LLC	Allspring Global Investments, LLC

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.